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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 Date of Report
                                  June 15, 2003
                        (Date of earliest event reported)


                             MARTIN INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)




                 0-26228                                   63-0133054
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          (Commission File No.)              (IRS Employer Identification No.)





        301 East Tennessee Street
           Florence, Alabama                                  35630
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(Address of principal executive offices)                   (Zip Code)



                                 (216) 774-6000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



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Item 5.  Other Events.

On December 27, 2002, Martin Industries, Inc. (the "Company") filed a voluntary petition for relief in the United States Bankruptcy Court for the Northern District of Alabama in Decatur, Alabama (the "Bankruptcy Court") under Chapter 11 of the United States Bankruptcy Code styled In re Martin Industries, Inc., Case No. 02-85553.

The Company has ceased all business operations. The Company has no employees and extremely limited financial resources. As a result, the Company is unable to prepare and file annual and quarterly reports on Form 10-K and 10-Q. In reliance on Commission Release No. 34-9660, the Company is filing the monthly operating reports it is required to submit to the Bankruptcy Court pursuant to Bankruptcy Rule 2015 with the Commission on Form 8-K within 15 calendar days after each such report is due to the Bankruptcy Court in lieu of the periodic reports on Form 10-Q and Form 10-K required by the Securities and Exchange Act of 1934, as amended. The Company's monthly operating report for the month ended May 31, 2003 is filed as an exhibit hereto and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  EXHIBITS.

         Exhibit 99.1 Monthly Operating Report for the month ended May 31, 2003.



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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                  MARTIN INDUSTRIES, INC.
                                                       (Registrant)



Date:  June 25, 2003                     By         /s/ William Neitzke
                                            ------------------------------------
                                                      William Neitzke
                                                    Its President and
                                                  Chief Financial Officer